UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 14, 2003

CALIPER TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28229	33-0675808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Fairchild Drive
Mountain View, CA 94043-2234
(Address of Principal Executive Offices and Zip Code)

(650) 623-0700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

(a)  On July 14, 2003, Caliper Technologies Corp. (“Caliper”) acquired all of the outstanding stock of ZYAC Holding Corporation (“ZYAC”) from The Berwind Company LLC in a stock and cash transaction. ZYAC was acquired pursuant to a Stock Purchase Agreement, by and among Caliper, Berwind Corporation and The Berwind Company LLC (the “Agreement”), dated June 9, 2003, as amended by Amendment No. 1 to the Agreement dated, July 10, 2003 (the “Amendment”). ZYAC is a holding corporation that holds all of the outstanding stock of Zymark Corporation (“Zymark”) and, as a result of the transaction, Caliper also acquired Zymark. As consideration for the acquisition of ZYAC and Zymark, Caliper paid The Berwind Company LLC approximately $57 million in cash and issued 3.15 million shares of Caliper common stock. The Agreement, as amended, also provides for a potential additional earn-out stock component payable to The Berwind Company LLC of up to 1.575 million shares of Caliper stock if specified targets for sales of Zymark products are met in 2003 and 2004. Pursuant to the Agreement, as amended, Caliper was also obligated to grant 140,000 shares of restricted stock to specified employees of Zymark under a Caliper equity compensation plan. The cash portion of the consideration was paid out of Caliper’s working capital. The purchase price was determined in arms-length negotiations between Caliper and The Berwind Company LLC.

     The description contained in this Item 2 of the transactions contemplated by the Agreement, as amended, is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Report as Exhibit 2.1 and to the Amendment, a copy of which is attached to this Report as Exhibit 2.2.

     A copy of Caliper’s press release, dated July 14, 2003, titled “Caliper Technologies Corp. Announces Completion of Acquisition of Zymark” is attached hereto as Exhibit 99.1.

     (b)  ZYAC is a holding corporation that holds all of the outstanding stock of Zymark, but does not have any separate operations. Zymark designs, develops, markets and sells, and Caliper currently intends for Zymark to continue to design, develop, market and sell laboratory automation, liquid handling and robotic systems. Caliper intends to move its headquarters to Zymark’s headquarters in Hopkinton, Massachusetts.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

     The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits

Exhibit
Number	Description

2. 1	Stock Purchase Agreement, by and among Caliper, Berwind Corporation and The Berwind Company LLC, dated June 9, 2003.

2. 2	Amendment No. 1 to the Stock Purchase Agreement, by and among Caliper, Berwind Corporation and The Berwind Company LLC, dated July 10, 2003.

99. 1	Press release of Caliper Technologies Corp., dated July 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIPER TECHNOLOGIES CORP

Date: July 25, 2003	By:	/s/ James L. Knighton

James L. Knighton Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2. 1	Stock Purchase Agreement, by and among Caliper, Berwind Corporation and The Berwind Company LLC, dated June 9, 2003.

2. 2	Amendment No. 1 to the Stock Purchase Agreement, by and among Caliper, Berwind Corporation and The Berwind Company LLC, dated July 10, 2003.

99. 1	Press release of Caliper Technologies Corp., dated July 14, 2003.